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                                                               EXHIBIT NO. 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 15, 1999 relating to the consolidated financial statements of Conoco Inc., which appears in the Company's Annual Report on Form 10-K for the year ended December 31, 1998, as amended.


PRICEWATERHOUSECOOPERS LLP

Houston, Texas
June 15, 1999